Exhibit 99.2

Dear Colleagues,

Moments ago, we announced that McGrath RentCorp has entered into a definitive agreement to be acquired by WillScot Mobile Mini, as we take an important next step to create a space solutions provider that will be positioned to meet the evolving needs and expectations of our diverse customer base.

WillScot Mobile Mini is a leading business services provider specializing in innovative and flexible temporary space solutions and is a company we know well. WillScot Mobile Mini has long admired the value we bring our customers. We have tremendous opportunities to join together and bolster our offerings and enhance the value we provide our customers. Importantly, it also became clear that we have a shared commitment to serving our industry and providing excellent customer experiences that will be central to our long-term growth plans.

It is important to underscore that we are taking this action from a position of strength. Over the last several years we have and continued to outperform our targets and have built and maintained a strong position in our industry. We got to where we are today because of our ability to adapt, renew and continually innovate – and our world-class team has earned the trust of our diverse and growing customer base by providing exceptional customer experiences.

With WillScot Mobile Mini, we will accelerate the impact of our skills and expertise across our businesses, while maintaining the combined company’s financial strength and flexibility to pursue new opportunities. WillScot Mobile Mini recognizes that our team offers a robust product portfolio of modular buildings and containers that are highly complementary to WillScot Mobile Mini’s business. In this combination, we will be able to provide our expertise across B2B test equipment rentals and sales (TRS), permanent modular facilities (Enviroplex), custom modular solutions (CMS) and temporary and permanent solutions for foodservice providers who require flexible facilities to continue or expand operations (Kitchens to Go).

It’s important to emphasize that today’s announcement is only the first step in this process. We currently expect to complete the transaction in the second quarter of 2024, subject to customary closing conditions and shareholder and regulatory approvals. Until then, it remains business as usual – McGrath and WillScot Mobile Mini will continue to operate independently.

As far as what this means for you, WillScot Mobile Mini has committed to retain all McGrath employees through the end of 2024 or six months after the closing of the transaction, whichever is later. Most of you will experience no change to your day-to-day responsibilities for the time being. For those of you whose responsibilities may include working in support of this transaction, we will communicate regularly with you through this process.

I expect that you may have questions about this announcement, which is why I am asking that you join me for an All-Hands Call today at 9:00 AM PST / 12:00 PM EST to hear more about this announcement and what it means for McGrath. In addition to the all-hands call, in the coming days, we will also create a dedicated SharePoint page to include relevant communications related to this process.

We appreciate your hard work as we continue delivering exceptional experiences and strive to hit our plan. I am confident that together with WillScot Mobile Mini, McGrath will reach new heights, positioning us to serve our customers even better than before. Thank you for your continued dedication to our company – you should all be immensely proud of your accomplishments.

Sincerely,

Joe

FAQs

1.	What was announced?

We have entered into a definitive agreement to be acquired by WillScot Mobile Mini. We believe this transaction represents an opportunity to meet the evolving needs and expectations of our diverse customer base. Combining with WillScot Mobile Mini is an opportunity for us to combine our complementary strengths to meet customers where they need us most, bolster our offerings and enhance the value we provide to our customers. Reaching the agreement is the first step of several we will undergo on our way to becoming a part of WillScot Mobile Mini.

2.	Who is WillScot Mobile Mini?

WillScot Mobile Mini is a leading business services provider specializing in innovative and flexible temporary space solutions. WillScot Mobile Mini’s diverse product offering includes modular office complexes, mobile offices, classrooms, temporary restrooms, portable storage containers, climate-controlled storage units, and a thoughtfully curated selection of furnishings, appliances, and other services so its solutions are turnkey for customers. WillScot Mobile Mini’s services diverse end markets from a network of approximately 240 branch locations and additional drop lots throughout the United States, Canada, and Mexico.

3.	Why is this good for McGrath?

Our two companies have complementary capabilities and together we will be able to meet the evolving space solutions needs and expectations of our diverse client base. This combination presents an opportunity to grow across our modular and portable businesses, while maintaining our flexibility to pursue new opportunities.

As part of WillScot Mobile Mini, we will grow across our businesses, while maintaining financial flexibility to pursue new opportunities. WillScot Mobile Mini recognizes that our team offers a robust product portfolio of modular buildings and containers that are highly complementary to WillScot Mobile Mini’s business.

4.	What does this mean for me?

Until the transaction closes, McGrath and WillScot Mobile Mini will continue to operate as two separate companies, and there will be no changes to your employment at this time. During this time, the very best thing we can do is to remain focused on our responsibilities ensuring our customers receive the same high-quality service they expect from us. WillScot Mobile Mini recognizes the strength of our talented team and because of that, WillScot Mobile Mini has committed to retain all McGrath employees through the end of 2024 or six months after closing the transaction, whichever is later. As always, we are committed to keeping our employees updated and treating our team with fairness and respect.

5.	Will there be any changes to my day-to-day responsibilities, role, title or team?

Until the transaction closes, McGrath and WillScot Mobile Mini will continue to operate as two separate companies. Most front-line team members will experience no changes in their day-to-day responsibilities for the time being. For those of you whose responsibilities may include working in support of this transaction, we will communicate regularly with you as we move along through this process. The very best thing we can do is to remain focused on our responsibilities ensuring our customers receive the same high-quality service they expect from us.

6.	How will this transaction impact my compensation, benefits, bonus, 401K?

As we continue to run the business separately until the transaction closes, we are continuing to proceed with the 2024 employee merit cycle, 2023 bonus payments/commissions and your benefits/401k - and your vacation, sick time and eligibility for equity rewards will remain unchanged. Any changes that may occur after close to compensation, benefits, 401k and vacation/sick time will be shared throughout the integration planning process. If any changes occur after closing, we expect WillScot Mobile Mini will provide additional communication about the details.

7.	What does this mean for our customers and partners? What do I say if they have questions?

Until the transaction closes, it is business as usual and McGrath and WillScot Mobile Mini will continue to operate as two separate companies. Customers and partners will see no changes until the transaction closes. You can tell them that together with WillScot Mobile Mini we will be better able to meet the evolving space solutions needs and expectations of our diverse client base. We will be able to meet customers where they need us most, bolster our offerings and enhance the value we already provide to our customers.

8.	When is the transaction expected to close?

The transaction is currently expected to close in the second quarter of 2024, subject to customary closing conditions and regulatory and shareholder approval.

9.	What should I do if I receive a media inquiry?

Should you receive a question from a reporter, please do not respond and forward the inquiry to mediarelations@mgrc.com and we will get back to them as soon as possible.

10.	Who do I go to if I have additional questions?

Please share any questions with your supervisor, however, it is important to recognize that we will not have all answers right away and additional information will be shared over time as we learn it. We will work diligently to get you information as it becomes available. In the coming weeks, we plan to have a dedicated section on SharePoint to provide you the most up-to-date information about the transaction and key milestones.

Important Information

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed acquisition of McGrath RentCorp (“McGrath”) by WillScot MobileMini (the “Proposed Transaction”). In connection with the Proposed Transaction, WillScot MobileMini will file a registration statement on Form S-4, which will contain a proxy statement of McGrath (the “proxy statement/prospectus”), and each party will file other documents regarding the Proposed Transaction with the U.S. Securities and Exchange Commission (the “SEC”) from time to time. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE

SEC CAREFULLY AND IN THEIR ENTIRETY, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus will be sent to McGrath’s shareholders. Investors and security holders will be able to obtain these documents (if and when available) free of charge from the SEC’s website at www.sec.gov. The documents filed by WillScot MobileMini with the SEC may also be obtained free of charge from WillScot MobileMini by requesting them by mail at WillScot MobileMini, 4646 E Van Buren St., Suite 400, Phoenix, Arizona 85008 Attn: Investor Relations. The documents filed by McGrath RentCorp may also be obtained free of charge from McGrath RentCorp by requesting them by mail at McGrath RentCorp, 5700 Las Positas Road, Livermore, California 94551 Attn: Investor Relations.

Participants in the Solicitation

WillScot MobileMini, McGrath and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about WillScot MobileMini’s directors and executive officers is available in WillScot MobileMini’s proxy statement, dated April 17, 2023 for the 2023 Annual Meeting of Stockholders. Information about McGrath’s directors and executive officers is available in McGrath’s proxy statement, dated April 28, 2023, for its 2023 Annual Meeting of Shareholders. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction if and when they become available. Investors should read the proxy statement/prospectus carefully if and when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC, WillScot Mobile Mini or McGrath as indicated above.

Forward-Looking Statements

This communication contains forward-looking statements (including the guidance/outlook contained herein) within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “plans,” “intends,” “may,” “will,” “should,” “shall,” “outlook,” “guidance,” “see,” “have confidence” and variations of these words and similar expressions identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements include statements relating to: statements involving the proposed acquisition of McGrath, including anticipated time of closing, the expected scale, operating efficiency and synergies, stockholder, employee and customer benefits, the expected impact on our employees, the amount and timing of revenue and expense synergies, future financial benefits and operating results, and expectations relating to the combined customer base and rental fleet. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other important factors, many of which are outside our and WillScot Mobile Mini’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions, they are predictions and we can give no assurance that any such forward-looking statement will materialize. Important factors that may affect actual results or outcomes include, among others, WillScot Mobile Mini’s ability to acquire and integrate new assets and operations; WillScot Mobile Mini’s ability to judge the demand outlook; WillScot Mobile Mini’s ability to achieve planned synergies related to acquisitions; regulatory approvals, WillScot Mobile Mini’s ability to successfully execute WillScot Mobile Mini’s growth strategy, manage growth and execute WillScot Mobile Mini’s business plan; WillScot Mobile Mini’s estimates of the size of the markets for the products of the combined company; the rate and degree of market acceptance of the products of the combined property; the success of other competing modular space and portable storage solutions that exist or may become available; rising costs and inflationary pressures adversely affecting WillScot Mobile Mini’s profitability; potential litigation; general economic and market conditions impacting demand for products and services of the combined company and WillScot Mobile Mini’s ability to benefit from an inflationary environment; our ability to maintain an effective system of internal controls; and such other risks and uncertainties described in the periodic reports filed by McGrath and WillScot Mobile Mini with the SEC from time to time (including the respective Form 10-K for the year ended December 31, 2022), which are available through the SEC’s EDGAR system at www.sec.gov and on our websites. Any forward-looking statement speaks only at the date on which it is made, and the Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Disclaimer

We provided our current expectations about the anticipated timing and benefits of this deal. These statements are all forward looking and other factors, which may be outside of our control, may affect actual results or outcomes. Also, a proxy statement will become available publicly that will provide more information about this deal and we urge you to read it. In the interim, note that this communication is for informational purposes only and does not constitute an offer or solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.